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                                                                   EXHIBIT 10.58

                  C3/C4 SATELLITE TRANSPONDER SALES AGREEMENT
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                             AMENDMENT NUMBER TWO
                             --------------------

     This Amendment, made and entered into this 15th day of December 1989, by and between GE American Communications, Inc. (GE Americom) and The Christian Broadcasting Network, Inc. (CBN).

                                  WITNESSETH

     WHEREAS, GE Americom and CBN have entered into a C3/C4 Satellite Transponder Sales Agreement dated July 7, 1989 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

     1.   Revise the third sentence of Article 2.D. to read as follows:

          From the effective date of this Agreement until (i) as to the C-3 Transponders, the end of thirty days after such notice and (ii) as to the C-4 Transponders, the end of sixty days after such notice, CBN shall have an option, on written notice to GE Americom, to purchase a Fully Protected C-3 Transponder or a Fully Protected C-4 Transponder, which will result in a total of three (3) Transponders purchased by CBN hereunder.

     2.   Add a new Paragraph 5 to Article 24.B. as follows:

          5. If C-3 and/or C-4 has not been launched by December 31, 1994, provided that CBN's right to terminate shall apply only to the Satellite(s) which have not been so launched.

     3.   Revise Article 24.C.1 to read as follows:

          If before the date of the launch of C-4, the Viacom Group terminates its agreements for purchase of six transponders on C-4, solely for the reason that the FCC has not approved 50 state coverage.

     4. Except as amended hereby, the Agreement shall remain in full force and effect.
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     IN WITNESS WHEREOF, The parties have executed this Amendment Number Two as of the day and year herein above first written.


                                    THE CHRISTIAN BROADCAST
                                    NETWORK, INC.


                                    By: /s/ Tim Robertson
                                        -----------------------------------


                                    GE AMERICAN COMMUNICATIONS, INC.

                                    By:  /s/ Martin C. Lafferty
                                         ----------------------
                                         M.C. Lafferty
                                         Vice President, Cable Services